OTHER OPERATING EXPENSES (INCOME), NET (Schedule of other operating income) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Other Income and Expenses [Abstract]
Mergers and acquisitions related expenses	$ 2,568	$ 2,274
Loss (income) from changes in fair value of earn-out considerations and Holdback Amount	3,765	(2,916)
Income from arbitrations and legal proceedings, net	(2,966)	(748)
Others, net	597	665
Operating Income (Loss), Total	$ 3,964	$ (725)